Other (Expense)/Income, Net - Schedule of Other (Expense)/Income, Net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Schedule of Other (Expense)/Income, Net [Abstract]
Foreign exchange (losses)/gains, net	$ 518	$ (470)	$ (514)
Government grants (note)	694	948	1,120
Gains on disposal of property and equipment, net	104	80	203
Fair value (losses)/gains on other investments	4,643	1,091	(2,748)
Others	755	446	439
Total	$ 6,714	$ 2,095	$ (1,500)